     As filed with the Securities and Exchange Commission on July 31, 2002.

                                                    Registration No. 333-_______
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                                   ---------
                         THE ELDER-BEERMAN STORES CORP.
             (Exact name of registrant as specified in its charter)

           Ohio                                        31-0271980
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                    Identification No.)

                      3155 El-Bee Road, Dayton, Ohio 45439
           (Address of principal executive offices including zip code)

      THE ELDER-BEERMAN STORES CORP. EQUITY AND PERFORMANCE INCENTIVE PLAN
               (AS AMENDED AND RESTATED AS OF SEPTEMBER 21, 2000)
                            (Full title of the plan)

                                Steven D. Lipton
                      Senior Vice President and Controller
                         The Elder-Beerman Stores Corp.
                      3155 El-Bee Road, Dayton, Ohio 45439
                     (Name and address of agent for service)

                                 (937) 296-2700
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
       Title of                                       Proposed               Proposed
      Securities                Amount                 Maximum                Maximum               Amount of
         to be                   to be             Offering Price            Aggregate            Registration
      Registered              Registered              Per Share           Offering Price               Fee
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
    Common Shares,
 without par value(2)       500,000 shares            $2.30(1)             $1,150,000(1)             $105.80
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

(1) Pursuant to Rule 457(c) and (h) under the Securities Act, this estimate is made solely for the purpose of calculating the amount of the registration fee and is based on the average of the high and low prices of the Common Shares of the Registrant on the Nasdaq National Market of The Nasdaq Stock Market, Inc. on July 25, 2002.

(2) One preferred share purchase right (a "Right") will also be issued with respect to each Common Share. The terms of the Rights are described in the Registration Statement on Form 8-A filed by The Elder-Beerman Stores Corp. on November 11, 1998.

         Pursuant to General Instruction E to Form S-8, the contents of the registration statement on Form S-8 (Registration No. 333-48369) as filed with the Securities and Exchange Commission on March 20, 1998 to register the Common Shares, without par value, of the Registrant to be issued under The Elder-Beerman Stores Corp. Equity Performance and Incentive Plan (as amended and restated as of September 21, 2000) (the "Plan") are hereby incorporated by reference. This registration statement on Form S-8 is filed for the purpose of registering an additional 500,000 Common Shares of The Elder-Beerman Stores Corp., an Ohio corporation (the "Registrant") under the Plan.

ITEM 8.  EXHIBITS.

               The following Exhibits are being filed as part of this Registration Statement:

         4(a) Amended Articles of Incorporation of the Registrant (previously filed as Exhibit 3(a) to the Form 10-K for the fiscal year ended January 31, 1998 (the "Form 10-K") and incorporated herein by reference)

         4(b) Certificate of Amendment to the Amended Articles of Incorporation of the Registrant (previously filed as Exhibit 3(b) to the Registrant's Form 10-Q for the quarterly period ended October 28, 2000 (the "2000 3rd Quarter 10-Q") and incorporated herein by reference)

         4(c) Amended Code of Regulations of the Registrant (previously filed as Exhibit 3(c) to the 2000 3rd Quarter 10-Q and incorporated herein by reference)

         4(d) The Elder-Beerman Stores Corp. Equity and Performance Incentive Plan (As Amended and Restated as of September 21,
                  2000) (previously filed as Annex A to the Registrant's Proxy Statement dated August 21, 2000 and incorporated herein by reference)

         4(e) The Registrant's Registration Statement on Form 8-A with respect to the preferred share purchase rights (the "Form 8-A") (previously filed on November 11, 1998 and incorporated herein by reference)

         4(f) Rights Agreement by and between the Registrant and Norwest Bank Minnesota, N.A., dated as of December 30, 1997 (previously filed as Exhibit 4.1 to the Form 8-A and incorporated herein by reference)

         4(g) Amendment No. 1 to the Rights Agreement, dated as of November 11, 1998 (previously filed as Exhibit 4.2 to the Form 8-A and incorporated herein by reference)

         5        Opinion of Counsel

         23(a)    Consent of Independent Auditors

         23(b) Consent of Counsel (set forth in the opinion filed as Exhibit 5 to this Registration Statement)

         24       Power of Attorney

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this registration statement on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dayton, State of Ohio, on this 31st day of July, 2002.

                                      THE ELDER-BEERMAN STORES CORP.


                                      By: /s/ Steven D. Lipton
                                         ------------------------------------
                                         Steven D. Lipton
                                         Senior Vice President and Controller

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               SIGNATURE                                 TITLE                                  DATE
               ---------                                 -----                                  ----

/s/ Byron L. Bergren
----------------------------------        President, Chief Executive Officer;              July 31, 2002
Byron L. Bergren                                       Director
                                             (Principal Executive Officer)



/s/ Edward A. Tomechko                      Executive Vice President, Chief                July 31, 2002
----------------------------------         Financial Officer, Secretary and
Edward A. Tomechko                                   Treasurer
                                             (Principal Financial Officer)


/s/ Steven D. Lipton                    Senior Vice President and Controller               July 31, 2002
----------------------------------         (Principal Accounting Officer)
Steven D. Lipton


*
----------------------------------        Chairman of the Board of Directors               July 31, 2002
Steven C. Mason



*
----------------------------------                    Director                             July 31, 2002
Mark F. C. Berner



*
----------------------------------                    Director                             July 31, 2002
Dennis S. Bookshester

*
----------------------------------                    Director                             July 31, 2002
Eugene I. Davis

*                                                     Director
----------------------------------                                                         July 31, 2002
Charles Macaluso

*                                                     Director
----------------------------------                                                         July 31, 2002
Thomas J. Noonan

*                                                     Director
----------------------------------                                                         July 31, 2002
Laura H. Pomerantz
                                                      Director
*                                                                                          July 31, 2002
----------------------------------
Jack A. Staph
*                                                     Director
----------------------------------                                                         July 31, 2002
Charles H. Turner


         * This registration statement has been signed on behalf of the above-named directors and officers of the Registrant by Steven
                  D. Lipton, Senior Vice President and Controller of the Registrant, as attorney-in-fact pursuant to a power of attorney filed with the Securities and Exchange Commission as
                  Exhibit 24 to this registration statement.

DATED: July 31, 2002            By:  /s/ Steven D. Lipton
                                   --------------------------------------------
                                     Steven D. Lipton, Attorney-in-Fact

                                  EXHIBIT INDEX


               The following Exhibits are being filed as part of this Registration Statement:

         4(a) Amended Articles of Incorporation of the Registrant (previously filed as Exhibit 3(a) to the Form 10-K for the fiscal year ended January 31, 1998 (the "Form 10-K") and incorporated herein by reference)

         4(b) Certificate of Amendment to the Amended Articles of Incorporation of the Registrant (previously filed as Exhibit 3(b) to the Registrant's Form 10-Q for the quarterly period ended October 28, 2000 (the "2000 3rd Quarter 10-Q") and incorporated herein by reference)

         4(c) Amended Code of Regulations of the Registrant (previously filed as Exhibit 3(c) to the 2000 3rd Quarter 10-Q and incorporated herein by reference)

         4(d) The Elder-Beerman Stores Corp. Equity and Performance Incentive Plan (As Amended and Restated as of September 21,
                  2000) (previously filed as Annex A to the Registrant's Proxy Statement dated August 21, 2000 and incorporated herein by reference)

         4(e) The Registrant's Registration Statement on Form 8-A with respect to the preferred share purchase rights (the "Form 8-A") (previously filed on November 11, 1998 and incorporated herein by reference)

         4(f) Rights Agreement by and between the Registrant and Norwest Bank Minnesota, N.A., dated as of December 30, 1997 (previously filed as Exhibit 4.1 to the Form 8-A and incorporated herein by reference)

         4(g) Amendment No. 1 to the Rights Agreement, dated as of November 11, 1998 (previously filed as Exhibit 4.2 to the Form 8-A and incorporated herein by reference)

         5        Opinion of Counsel

         23(a)    Consent of Independent Auditors

         23(b) Consent of Counsel (set forth in the opinion filed as Exhibit 5 to this Registration Statement)

         24       Power of Attorney